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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 29, 2003


                             SCOTSMAN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     033-78954                 52-1862719
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



                             8211 Town Center Drive
                            Baltimore, Maryland 21236
                    (Address of Principal Executive Offices)

                                 (410) 931-6000
              (Registrant's telephone number, including area code)

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Item 5.   Other Events.

      See press release dated January 29, 2003 entitled "John Cantlin Joins Williams Scotsman, Inc. as Senior Vice President and Chief Financial Officer" attached hereto as Exhibit 99 and issued by Williams Scotsman, Inc., the Registrant's wholly-owned subsidiary.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

          Exhibit No.        Description
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              99             Press Release dated January 29, 2003 entitled "John
                             Cantlin Joins Williams Scotsman, Inc. as Senior
                             Vice President and Chief Financial Officer"

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SCOTSMAN HOLDINGS, INC.
                                 (Registrant)


Date: January 29, 2003           By: /s/ Gerard E. Holthaus
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                                     Name: Gerard E. Holthaus
                                     Title: Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.         Description
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    99              Press Release dated January 29, 2003 entitled "John Cantlin
                    Joins Williams Scotsman, Inc. as Senior Vice President and
                    Chief Financial Officer"

                                       4